EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Thompson Creek Metals Company Inc. (the “Company”), does hereby certify, to the best of his knowledge and belief that:

(1)           The Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2012	/s/ Kevin Loughrey
Kevin Loughrey
Chief Executive Officer